EXHIBIT 10.2
                                     FORM OF
                              MAR MAR REALTY TRUST
                             1998 SHARES OPTION PLAN
                             -----------------------

         1. PURPOSES OF PLAN. The purposes of the Plan, which shall be known as the Mar Mar Realty Trust 1998 Shares Option Plan and is hereinafter referred to as the "Plan", are (i) to provide incentives for key employees, trustees, directors, consultants and other individuals providing services to Mar Mar Realty Trust (the "Company") and its subsidiary corporations (within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), each of which is referred to herein as a "Subsidiary") and other affiliated entities (each of which, along with each Subsidiary, is referred to herein as an "Affiliated Entity") by encouraging their ownership of the common shares of beneficial interest, $1.00 par value, of the Company (the "Common Shares") and
(ii) to aid the Company in retaining such key employees, trustees, directors, consultants and other individuals upon whose efforts the Company's success and future growth depends, and attracting other such employees, trustees, directors, consultants and other individuals.

         2. ADMINISTRATION. The Plan shall be administered by a committee of the Board of Trustees of the Company (the "Committee"). The Committee shall be appointed from time to time by the Board of Trustees of the Company (the "Board of Trustees") and shall consist of not fewer than two of its members. Each Committee member shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"). In the event that no such Committee exists or is appointed, then the powers to be exercised by the Committee hereunder shall be exercised by the Board of Trustees.

         For purposes of administration, the Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules, regulations and procedures, to make such determinations and interpretations, and to take such other administrative actions, as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including those granted options hereunder ("Optionees") and their legal representatives and beneficiaries.

         Notwithstanding any other provisions of the Plan, the Committee may impose such conditions on any options as may be required to satisfy the requirements of Rule 16b-3 of the Act or Section 162(m) of the Code.

         The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to such member's service on the Committee, if such member acts in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the Company.

         3. COMMON SHARES AVAILABLE FOR OPTIONS. There shall be available for options under the Plan a total of 1,100,000 Common Shares, subject to any adjustments which may be made pursuant to Section 5(f) hereof. Common Shares used for purposes of the Plan may be either authorized and unissued shares, or previously issued shares held in the treasury of the Company, or both. Common Shares covered

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by options which have terminated or expired prior to exercise or which have been tendered as payment upon exercise of other options pursuant to Section 5(c) shall be available for further option grants hereunder.

         4. ELIGIBILITY. Options under the Plan may be granted to key employees of the Company or any Affiliated Entity, including officers, trustees or directors of the Company or any Affiliated Entity, and to trustees, directors, consultants and other individuals providing services to the Company or any Affiliated Entity. Options may be granted to eligible employees whether or not they hold or have held options previously granted under the Plan or otherwise granted or assumed by the Company. In selecting employees for options, the Committee may take into consideration any factors it may deem relevant, including its estimate of the employee's present and potential contributions to the success of the Company and its Affiliated Entities. Service as a trustee, director, officer or consultant of or to the Company or any Affiliate shall be considered employment for purposes of the Plan (and the period of such service shall be considered the period of employment for purposes of Section 5(d) of the
Plan); provided, however, that incentive stock options may be granted under the Plan only to an individual who is an "employee" (as such term is used in Section 422 of the Code) of the Company or any Subsidiary.

         5. TERMS AND CONDITIONS OF OPTIONS. The Committee shall, in its discretion, prescribe the terms and conditions of the options to be granted hereunder, evidenced by option agreements established from time to time by the Committee, which terms and conditions need not be the same in each case, subject to the following:

                  (a) OPTION PRICE. The price at which each Common Share covered by an incentive stock option granted under the Plan may be purchased shall not be less than the market value per Common Share (as defined in section 5(c)) on the date of grant of the option. In the case of any option intended to be an incentive stock option granted to an individual owning (directly or by attribution as provided in Section 424(d) of the Code), on the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (which individual shall hereinafter be referred to as a "10% Stockholder"), the price at which each Common Share covered by the option may be purchased shall not be less than 110% of the market value per Common Share on the date of grant of the option. The date of the grant of an option shall be the date specified by the Committee in its grant of the option. The price at which each Common Share covered by an option granted under the Plan (but not as an incentive stock option) may be purchased shall be the price determined by the Committee, in its absolute discretion, to be suitable to attain the purposes of this Plan.

                  (b) OPTION PERIOD. The term of each option shall be determined by the Committee, in its discretion, but the period for exercise of an option shall in no event be more than ten years from the date of grant, or in the case of an option intended to be an incentive stock option granted to a 10% Stockholder, more than five years from the date of grant. Options may, in the discretion of the Committee, be made exercisable in installments during the option period. Unless otherwise provided in the option agreement, any shares not purchased on any applicable installment date may be purchased thereafter at any time before the expiration of the option period.

                  (c) EXERCISE OF OPTIONS. In order to exercise an option, the Optionee shall deliver to the Company written notice specifying the number of Common Shares to be purchased, together with cash or a certified or bank cashier's check payable to the order of the Company in the full amount of the purchase price therefor; provided that, for the purpose of assisting an Optionee to exercise an option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee, on such terms and conditions as the Board of Trustees may authorize; and

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         provided further that such purchase price may be paid in Common Shares owned by the Optionee and having a market value on the date of exercise not less than the aggregate purchase price, or in any combination of cash and Common Shares. For purposes of this Section 5(c), the market value per Common Share shall be the last sale price regular way on the date of reference, or, in case no sales take place on such date, the average of the closing high bid and low asked prices regular way, in either case on the principal national securities exchange on which the Common Shares are listed or admitted to trading, or if the Common Shares are not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation system ("NASDAQ") on such date, or the average of the closing high bid and low asked prices of the Common Shares in the over-the-counter market reported on NASDAQ on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. If the Optionee so requests, Common Shares purchased upon exercise of an option may be issued in the name of the Optionee or another person. An Optionee shall have none of the rights of a shareholder until the Common Shares are issued to such Optionee.

                  (d)      EFFECT OF TERMINATION OF EMPLOYMENT.

                           (i) An option may not be exercised after the Optionee
                  has ceased to be in the employ of or affiliated with the Company or any Affiliated Entity for any reason other than the Optionee's death, Disability or Involuntary Termination Without Cause. Any cessation of employment, for purposes of incentive stock options only, shall include any leave of absence in excess of 90 days unless the Optionee's reemployment rights are guaranteed by law or by contract. "CAUSE" shall mean any act, action or series of acts or actions or any omission, omissions, or series of omissions which result in, or which have the effect of resulting in, (A) the commission of a crime by the Optionee involving moral turpitude, which crime has a material adverse impact on the Company or any Affiliated Entity, (B) gross negligence or willful misconduct which is continuous and results in material damage to the Company or any Affiliated Entity, or (C) the continuous, willful failure of the person in question to follow the reasonable directives of the Board of Trustees. "DISABILITY" shall mean the inability or failure of a person to perform those duties for the Company or any Affiliated Entity traditionally assigned to and performed by such person because of the person's then-existing physical or mental condition, impairment or incapacity. The fact of disability shall be determined by the Committee, which may consider such evidence as it considers desirable under the circumstances, the determination of which shall be final and binding upon all parties. "INVOLUNTARY TERMINATION WITHOUT CAUSE" shall mean either (X) the dismissal of, or the request for the resignation of, a person, by court order, order of any court-appointed liquidator or trustee of the Company, or the order or request of any creditors' committee of the Company constituted under the federal bankruptcy laws, provided that such order or request contains no specific reference to Cause; or (Y) the dismissal of, or the request for the resignation

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                  of, a person, by a duly constituted corporate officer of the
                  Company or any Affiliated Entity, or by the Board, for any reason other than for Cause.

                           (ii) During the three months after the date of the
                  Optionee's Involuntary Termination Without Cause, the Optionee shall have the right to exercise the options granted under the Plan, but only to the extent the options were exercisable on the date of the cessation of the Optionee's employment.

                           (iii) During the twelve months after termination of
                  the Optionee's employment with the Company or any Affiliated Entity as a result of the Optionee's Disability, the Optionee shall have the right to exercise the options granted under the Plan, but only to the extent the options were exercisable on the date of the cessation of the Optionee's employment.

                           (iv) In the event of the death of the Optionee while
                  employed or, in the event of the death of the Optionee after cessation of employment described in subparagraph (ii) or
                  (iii), above, but within the three-month or twelve-month period described in subparagraph (ii) or (iii), above, the option shall thereupon become exercisable in full until the expiration of twelve months following the Optionee's death. During such extended period, the option may be exercised by the person or persons to whom the deceased Optionee's rights under the option agreement shall pass by will or by the laws of descent and distribution. The provisions of the foregoing sentence shall apply to any outstanding options which are incentive stock options to the extent permitted by Section 422(d) and related provisions of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in the preceding sentence, be treated for all purposes of the Plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence.

                  In no event shall any option be exercisable beyond the applicable exercise period provided in Section 5(b) of the Plan. Nothing in the Plan or in any option granted pursuant to the Plan (in the absence of an express provision to the contrary) shall confer on any individual any right to continue in the employ of the Company or any Affiliated Entity or interfere in any way with the right of the Company or Affiliated Entity to terminate the individual's employment at any time.

                  (e) NONTRANSFERABILITY OF OPTIONS. Except as otherwise set forth herein, during the lifetime of an Optionee, options held by the Optionee shall be exercisable only by the Optionee, and no option shall be transferable other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Committee, in its absolute discretion, may grant nonstatutory options that are transferable, subject to applicable law and the terms and restrictions imposed by the option agreement or otherwise by the Committee.

                  (f) ADJUSTMENTS FOR CHANGE IN COMMON SHARES SUBJECT TO PLAN. In the event of a reorganization, recapitalization, share split, share dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of the Company, corresponding adjustments automatically shall be made to the number and kind of shares available for issuance under this Plan and the number and kind of shares covered by outstanding options under this Plan.

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                  (g) ACCELERATION OF EXERCISABILITY OF OPTIONS UPON OCCURRENCE
         OF CERTAIN EVENTS. In connection with any merger or consolidation in which the Company is not the surviving entity and which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving entity (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all of its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then-outstanding voting securities of the Company, all outstanding options under the Plan shall become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding options granted thereunder, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. The provisions of the foregoing sentence shall apply to any outstanding options which are incentive stock options to the extent permitted by Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in clause (i) or (ii) of the foregoing sentence, be treated for all purposes of the Plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence. Notwithstanding the foregoing, in no event shall any option be exercisable beyond the applicable exercise period of such option specified in Sections 5(b) and 5(d).

                  (h) REGISTRATION, LISTING AND QUALIFICATION OF COMMON SHARES. Each option shall be subject to the requirement that if at any time the Board of Trustees shall determine that the registration, listing or qualification of Common Shares covered thereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the purchase of Common Shares thereunder, no such option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Trustees. The Company may require that any person exercising an option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing and any other applicable legal requirements.

                  (i) OTHER TERMS AND CONDITIONS. The Committee, in its discretion, may impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of options, as it deems advisable.

                  (j) RELOAD OPTIONS. If upon the exercise of an option granted under the Plan (the "Original Option") the Optionee pays the purchase price for the Original Option pursuant to Section 5(c) in whole or in part in Common Shares owned by the Optionee for at least six months, the Company shall grant to the Optionee on the date of such exercise an additional option under the Plan (the "Reload Option") to purchase that number of Common Shares equal to the number of Common Shares so held for at least six months transferred to the Company in payment of the purchase price in the exercise of the Original Option. The price at which each Common Share covered by the Reload Option may be purchased shall be the market value per share of Common Shares (as specified in Section 5(c)) on the date of exercise of the Original Option. The Reload Option shall not be exercisable until one year after the date the Reload Option is granted or after the expiration date of the Original Option. Upon the payment of the purchase price for a Reload Option granted hereunder in whole or in part in Common Shares held for more than six months pursuant to Section 5(c), the Optionee is entitled to receive a further Reload Option in accordance with this Section 5(j). Common Shares covered by a Reload Option shall not reduce the number of Common Shares available under the Plan pursuant to Section 3.


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         6. ADDITIONAL PROVISIONS APPLICABLE TO INCENTIVE STOCK OPTIONS. The
Committee may, in its discretion, grant options under the Plan to eligible employees which constitute "incentive stock options" within the meaning of
Section 422 of the Code, provided, however, that (a) the aggregate market value of the Common Shares with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year shall not exceed the limitation set forth in Section 422(d) of the Code and (b)
Section 5(d)(ii) hereof shall not apply to any incentive stock option.

         7. EFFECTIVENESS OF PLAN. The Plan shall be effective when it is adopted and approved by the Board of Trustees, provided that the Plan is approved within twelve months before or after such adoption by a majority of the votes cast thereon by the shareholders of the Company at a meeting of shareholders duly called and held for such purpose or by unanimous written consent of such shareholders. The Plan and all options granted hereunder shall at all times be subject to the Company's Amended and Restated Declaration of Trust, as amended from time to time.

         8. AMENDMENT AND TERMINATION. The Board of Trustees may at any time amend the Plan or the term of any option outstanding under the Plan; provided, however, that, except as contemplated in Section 5(f), the Board of Trustees shall not, without requisite shareholder approval (i) increase the maximum number of Common Shares for which options may be granted under the Plan, or (ii) except as otherwise provided in the Plan, amend the requirements as to the class of employees eligible to receive options. Shareholder approval for any amendment shall be required only to the extent necessary to satisfy the rules of any self-regulatory organization applicable to the Company or any applicable federal or state law or regulation. The Board of Trustees may at any time terminate the Plan. Unless the Plan shall theretofore have been terminated, the Plan shall terminate, and no option shall be granted hereunder after, ten years from the date the Plan is adopted by the Board of Trustees or approved by the shareholders of the Company as described in Section 7, whichever first occurs. Notwithstanding the foregoing, no amendment or termination of the Plan or any option outstanding under the Plan may, without the consent of an Optionee, adversely affect the rights of such Optionee under any option held by such Optionee.

         9. WITHHOLDING. An Optionee awarded an option hereunder shall be deemed conclusively to have authorized the Company to withhold from the salary, commissions or other compensation of such Optionee funds in amounts, or property (including Common Shares) in value, equal to any federal, state or local income, employment or other withholding taxes applicable to the income recognized by such Optionee Trustee and attributable to the options or Common Shares acquired pursuant to this Plan as, when and to the extent, if any, required by law; provided, however, that, in lieu of the withholding of federal, state and local taxes as herein provided, the Company may require that the Optionee (or other person exercising such Option) pay the Company an amount equal to any federal, state and local withholding taxes on such income at the time such withholding is required, if it is ever required, or at such other time as shall be satisfactory to the Company. If the amount requested is not paid, the Company may refuse to issue such Common Shares. The Company, in its discretion, instead may withhold from the Common Shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements.

         10. GOVERNING LAW. This Plan and all rights and obligations hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

         11. OTHER ACTIONS. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.


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